UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 28, 2023 (April 25, 2023)

The Williams Companies, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-4174	73-0569878
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Williams Center
Tulsa, Oklahoma	74172-0172
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (918) 573-2000

NOT APPLICABLE

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value	WMB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

The Williams Companies, Inc. (the “Company”) held its 2023 Annual Meeting of Stockholders (the “Annual Meeting”) on Tuesday, April 25, 2023. At the Annual Meeting, the Company’s stockholders considered and voted upon the following proposals, which are more fully described in the Company’s proxy statement: (1) Elect twelve director nominees for a one-year term; (2) Ratify the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023; (3) Approve, on an advisory basis, the compensation of our named executive officers; and (4) Approve, on an advisory basis, the frequency of future advisory votes to approve the compensation of our named executive officers. The following are the final voting results:

1.

Each of the following director nominees was elected to the Company’s Board of Directors to serve a one-year term expiring at the Company’s next annual meeting of stockholders. Voting results were as follows:

NOMINEE	VOTES FOR	VOTES AGAINST	ABSTENTIONS	BROKER NON-VOTES
Alan S. Armstrong	972,009,079	4,167,403	767,617	108,577,320
Stephen W. Bergstrom	918,411,455	57,715,788	817,029	108,577,320
Michael A. Creel	968,947,857	7,192,854	803,562	108,577,320
Stacey H. Doré	893,133,672	83,025,199	785,402	108,577,320
Carri A. Lockhart	973,513,484	2,629,395	801,393	108,577,320
Richard E. Muncrief	971,964,553	4,161,935	817,784	108,577,320
Peter A. Ragauss	920,314,866	55,823,145	806,261	108,577,320
Rose M. Robeson	959,100,992	17,041,874	801,406	108,577,320
Scott D. Sheffield	970,205,285	5,911,523	827,464	108,577,320
Murray D. Smith	959,189,076	16,928,004	827,192	108,577,320
William H. Spence	911,245,017	64,886,699	812,557	108,577,320
Jesse J. Tyson	925,325,876	50,808,560	809,837	108,577,320

2.	Ernst and Young LLP was ratified as the Company’s independent registered public accounting firm for the year ending December 31, 2023. The voting results were as follows:

VOTES FOR	VOTES AGAINST	ABSTENTIONS	BROKER NON-VOTES
1,030,034,377	54,652,289	834,926	0

3.	Stockholders approved, on an advisory basis, the compensation of our named executive officers. The voting results were as follows:

VOTES FOR	VOTES AGAINST	ABSTENTIONS	BROKER NON-VOTES
936,314,475	37,444,784	3,185,014	108,577,320

4.	Stockholders approved, on an advisory basis, holding future advisory votes to approve the compensation of our named executive officers every year. The voting results were as follows:

EVERY YEAR	EVERY TWO YEARS	EVERY THREE YEARS	ABSTENTIONS	BROKER NON-VOTES
953,764,479	4,732,947	15,620,555	2,826,291	108,577,320

The Company intends to hold an advisory vote to approve the compensation of our named executive officers every year until the next required voted on the frequency of future advisory votes to approve the compensation of our named executive officers.

Item 7.01. Regulation FD Disclosure.

In connection with the Company’s 2023 Annual Meeting, the Company did not receive any stockholder questions.

In accordance with General Instruction B.2 of Form 8-K, the information furnished under this Item 7.01 on this Current Report on Form 8-K is deemed to be “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended or the Exchange Act.

Item 9.01. Financial Statements and Exhibits.

(d)     Exhibits.

Exhibit Number	Description

104	Cover Page Interactive Data File. The cover page XBRL tags are embedded within the inline XBRL document (contained in Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE WILLIAMS COMPANIES, INC.

Dated: April 28, 2023	By:	/s/ Robert E. Riley, Jr.
Robert E. Riley, Jr.
Corporate Secretary